UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/04/2013

Knoll, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street, East Greenville, Pennsylvania 18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 4, 2013 and December 5, 2013 (in the case of Mr. Cogan), Knoll, Inc. (the "Company") approved 2014 non-equity incentive awards for the executive officers listed below. The amounts specified are the amounts that would be paid in 2015 based on 2014 performance. The Company's Board of Directors (or appropriate committee of the Company's Board of Directors), however, may exercise discretion in adjusting any award up or down based on factors deemed appropriate by the Company's Board of Directors (or appropriate committee of the Company's Board of Directors).

Andrew B. Cogan, Chief Executive Officer. Mr. Cogan was granted a 2014 non-equity incentive award with a target incentive payment of one hundred percent (100%) of his base salary. A copy of Mr. Cogan's 2014 non-equity incentive award letter, detailing his participation in the 2014 Knoll, Inc. Incentive Compensation Program, is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Lynn M. Utter, President and Chief Operating Officer, Knoll Office. Ms. Utter was granted a 2014 non-equity incentive award with a target incentive payment of one hundred twenty five percent (125%) of her base salary. A copy of Ms. Utter's 2014 non-equity incentive award letter, detailing her participation in the 2014 Knoll, Inc. Incentive Compensation Program, is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Craig B. Spray, Senior Vice President and Chief Financial Officer. Mr. Spray was granted a 2014 non-equity incentive award with a target incentive payment of one hundred percent (100%) of his base salary. A copy of Mr. Spray's 2014 non-equity incentive award letter, detailing his participation in the 2014 Knoll, Inc. Incentive Compensation Program, is attached as Exhibit 10.3 to this Current Report on Form 8-K.

Benjamin A. Pardo, Executive Vice President - Design. Mr. Pardo was granted a 2014 non-equity incentive award with a target incentive payment of one hundred percent (100%) of his base salary. A copy of Mr. Pardo's 2014 non-equity incentive award letter, detailing his participation in the 2014 Knoll, Inc. Incentive Compensation Program, is attached as Exhibit 10.4 to this Current Report on Form 8-K.

Jeffrey R. Blom, Senior Vice President - North America Supply Chain. Mr. Blom was granted a 2014 non-equity incentive award with a target incentive payment of one hundred percent (100%) of his base salary. A copy of Mr. Blom's 2014 non-equity incentive award letter, detailing his participation in the 2014 Knoll, Inc. Incentive Compensation Program, is attached as Exhibit 10.5 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
Exhibit 10.1 - Andrew B. Cogan Non-Equity Incentive Compensation Letter dated December 5, 2013
Exhibit 10.2 - Lynn M. Utter Non-Equity Incentive Compensation Letter dated December 5, 2013
Exhibit 10.3 - Craig B. Spray Non-Equity Incentive Compensation Letter dated December 5, 2013
Exhibit 10.4 - Benjamin A. Pardo Non-Equity Incentive Compensation Letter dated December 5, 2013
Exhibit 10.5 - Jeffrey R. Blom Non-Equity Incentive Compensation Letter dated December 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: December 06, 2013	By:	/s/ Michael A. Pollner
Michael A. Pollner
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Andrew B. Cogan Non-Equity Incentive Letter dated December 5, 2013
EX-10.2	Lynn M. Utter Non-Equity Incentive Letter dated December 5, 2013
EX-10.3	Craig B. Spray Non-Equity Incentive Letter dated December 5, 2013
EX-10.4	Benjamin A. Pardo Non-Equity Incentive Letter dated December 5, 2013
EX-10.5	Jeffrey R. Blom Non-Equity Incentive Letter dated December 5, 2013